EXHIBIT 10.19

                     Consent and Waiver to Credit Agreement
                             As of December 8, 1997

         Reference is made to the Credit Agreement dated as of July 12, 1996 and as amended and in effect immediately prior to the date hereof (the "Credit Agreement") by and among PSC SCANNING, INC., a Delaware corporation formerly known as SpectraScan, Inc., which is successor by merger to PSC Acquisition, Inc., (the "Borrower"), PSC INC. ("PSC"), the financial institutions party to the Credit Agreement (the "Lender Parties"), FLEET BANK as the "Initial Issuing Bank", and FLEET BANK, as administrative agent (the "Administrative Agent") under the Credit Agreement.

         Reference is also made to the Summary of Rights to Purchase Preferred Stock annexed hereto as "Exhibit B" (the "Summary").

         All definitions contained in the Credit Agreement and the Summary are incorporated herein by reference and all such defined terms are used herein with the same meanings.

         The undersigned Lender Parties hereby: (1) consent to the declaration of the dividend of the Rights described in the Summary and the actions which may be taken by PSC pursuant to the Rights Agreement, and (2) waive the right to deem such dividend or such action to be a violation of Section 5.02(g) of the Credit Agreement or a Default or Event of Default under the Credit Agreement.

         Except as specifically waived above, the Credit Agreement shall remain in full force and effect.

         This Consent and Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same Consent and Waiver, regardless of whether or not the execution by all parties shall appear on any single counterpart. Delivery of an executed counterpart of a signature page to this Consent and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. This Consent and Waiver will become effective when the Administrative Agent shall have received counterparts of this Consent and Waiver which, when taken together, bear the signatures of the Required Lenders.


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         IN WITNESS WHEREOF, the Administrative Agent and the undersigned Lender
Parties have caused a counterpart of this Consent and Waiver to be executed and delivered by their respective representatives thereunto duly authorized, as of the date first above written.


FLEET BANK, as Administrative Agent FLEET BANK, as Initial Issuing Bank

By:                                                           By:
Title:                                               Title:


FLEET BANK                                           CORESTATES BANK, N.A.

By:                                                           By:
Title:                                               Title:


MANUFACTURERS & TRADERS                             KEY BANK NATIONAL
TRUST COMPANY                                       ASSOCIATION

By:                                                           By:
Title:                                               Title:



                                                   PILGRIM AMERICA PRIME RATE
SUMITOMO BANK                                      TRUST

By:                                                           By:
Title:                                               Title: